Supplement to Prospectus

                            LPLA SEPARATE ACCOUNT ONE
                     London Pacific Life and Annuity Company

                  Prospectus Supplement dated February 18, 2004

        The following information supplements the information contained in your most recent prospectus.

Status of London Pacific Life and Annuity Company

        As you have been previously informed, in August, 2002, the Commissioner of Insurance ("Commissioner") of the North Carolina Department of Insurance was appointed as Rehabilitator of London Pacific Life & Annuity Company ("London Pacific"). As Rehabilitator, the Commissioner has continued to operate London Pacific and manage all of its assets as he has determined to be in the best interests of policy holders and creditors, pursuant to applicable North Carolina Insurance Law. After a review of the business written by London Pacific, the Rehabilitator has determined that it would be advisable to transfer certain classes of policies, including the fixed and variable annuity contracts
("Contracts"), such as your Contract, to another insurer in a reinsurance and assumption transaction.

Reinsurance and Assumption Transaction

        The Rehabilitator, on behalf of London Pacific, has entered into a Reinsurance and Assumption Agreement ("Agreement") with Fidelity Security Life Insurance Company ("Fidelity"), of Kansas City, Missouri. The Agreement sets out the details of the reinsurance and eventual assumption by Fidelity of the LPLA Separate Account One ("Separate Account") and the Contracts. This Agreement provides that the Separate Account will be reinsured and ultimately assumed by Fidelity, and Fidelity will be responsible for providing all of the benefits under the Contracts. Once this Reinsurance and Assumption occurs you will look to Fidelity as your new insurance company. (See below for a discussion regarding Fidelity.)

        Transfers among the Investment Options of the Separate Account will continue to be permitted. Until Fidelity receives the necessary regulatory approvals to complete the transaction, no additional purchase payments can be made to your Contract, nor can you make transfers from the Fixed Account to the Investment Options of the Separate Account, nor will you be permitted to withdraw any Contract Value you have allocated to the Fixed Account. Fidelity will inform you when it receives such approval.

        No other changes are being made to your Contract. At all times, before and after the transfer of the Separate Account to Fidelity, Contract Values allocated to the Investment Options will remain allocated as directed by contractowners and these assets are not subject to the liabilities of London Pacific. Once the Separate Account has been transferred to Fidelity, these assets will not be subject to any liabilities of Fidelity. If you have any questions about the Investment Options or any other Contract question, contact the Service Office indicated below.

        As part of implementing the Agreement you will be receiving a document called an "Assumption Certificate." This document evidences that Fidelity has assumed all obligations of London Pacific for your Contract and you will look only to Fidelity going forward. You should keep the Assumption Agreement with your Contract in a safe place.

Fidelity

        Fidelity Security Life Insurance Company has its home office at 3130 Broadway, Kansas City, Missouri 64111-2406. It is a stock life insurance company incorporated on January 17, 1969 as a Missouri Corporation. Fidelity is principally engaged in the sale of life and health insurance and annuities. It is licensed in the District of Columbia and all states except New York, where it is only admitted as a reinsurer. Fidelity is majority owned by Richard F. Jones (an individual).

        A supplement to the Statement of Additional Information for your Contract is available which contains certain financial statements for Fidelity. These are the audited financial statements as of and for the year ended December 31, 2002 and the unaudited financial statements as of and for the nine months ended September 30, 2003. If you wish to receive a copy, please contact the Service Office.

Service Office

        Even prior to completing the Reinsurance and Assumption Transaction, Fidelity will be responsible for the administration of the Separate Account and your Contract.

        If you have any questions, need assistance or wish to implement a transaction affecting your Contract, you should contact the Service Office at the following address:

         LPLA Annuity Service Center
         c/o Fidelity Security Life Insurance Company
         3130 Broadway
         Kansas City, Missouri  64111
         ATTN:  Daniel Surber
         (800) 648-8624, Extension 605